Exhibit 10.2
Form 10-SB
Energytec, Inc.

                         ASSIGNMENT OF OIL AND GAS LEASE

     THAT for the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CHISHOLM RESOURCES, INC., P.O. Box 127, Hennessey, Oklahoma 73742, hereinafter called "Assignor", has granted, sold, transferred, assigned and conveyed, and by these presents does grant, sell, transfer, assign, and convey unto the following parties, energytec.com,inc., 14785 Preston Road, #550, Dallas, Texas 75240, hereinafter called "Assignee", a 55% interest on all acreage included in Exhibit "A".

     This assignment and conveyance is made without warranty of title, express or implied, except as to conveyance or encumbrances by, through, or under the undersigned.

     The terms and provisions hereof shall extend to and be binding upon the parties hereto, their respective heirs, representatives, successors and assigns.

     EXECUTED this 1st day of October, 2000, and effective as of September 5th, 1999.

                                          ASSIGNOR:
                                          Chisholm Resources, Inc.

                                          /s/ Gary Foster, President

                                          /s/ Debra M. Lujan
                                          Notary Public
                                          Garfield County
                                          State of Oklahoma
                                          My Commission Expires 8/29/03

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                         BIG HORN COUNTY WYOMING ACREAGE

LEASE #           LEGAL DESCRIPTION                               ACREAGE
----------------  ----------------------------------------------  --------
WYW136979         Parts Sec. 21,28: T54N-R91W                        640
WYW145691         Parts Sec. 3,9: T53N-R91W                        1,271
WYW145692         Parts Sec. 6,7: T53N-R91W                          393
WYW145693         Parts Sec. 18,19: T53N-R91W                      1,115
WYW145694         Parts Sec. 4,9,16,19: T54N-R91W                  1,243
WYW145695         Sec. 16: T54N-R91W                                 160
WYW145696         Sec. 29: T55N-R91W                                  82
WYW145705         Parts Sec. 13,14: T53N-R92W                        975
WYW145706         Parts Sec. 23,24: T53N-R92W                        966
WYW145707         Parts Sec. 25,26: T53N-R92W                        480
WYW145708         Parts Sec. 3,11: T54N-R92W                         271
WYW145709         Sec. 25: T54N-R92W                                 160
WYW145710         Parts Sec. 8,14,17,18,21,23,24: T55N-R92W        2,323
WYW145711         Parts Sec. 25,26,27,28: T55N-R92W                2,480
WYW145712         Sec. 29: T55N-R92W                                 640
WYW145713         Parts Sec. 34,35,36: T55N-R92W                   1,920
                  Parts Sec. 8,9,17: T54N-R91W                       160
                  Sec. 5: T53N-R91W                                   76
                  Parts Sec. 21,28,29,32: T54N-R91W                  917
                  arts Sec. 20,29: T54N-R91W                         160




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